                                AMENDMENT NO. 13
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 13 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of July 31, 2008, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to add AIM V.I. PowerShares ETF Allocation Fund; and

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
AIM V.I. Basic Balanced Fund               Series I shares
                                           Series II shares

AIM V.I. Basic Value Fund                  Series I shares
                                           Series II shares

AIM V.I. Capital Appreciation Fund         Series I shares
                                           Series II shares

AIM V.I. Capital Development Fund          Series I shares
                                           Series II shares

AIM V.I. Core Equity Fund                  Series I shares
                                           Series II shares

AIM V.I. Diversified Income Fund           Series I shares
                                           Series II shares

AIM V.I. Dynamics Fund                     Series I shares
                                           Series II shares

AIM V.I. Financial Services Fund           Series I shares
                                           Series II shares

AIM V.I. Global Health Care Fund           Series I shares
                                           Series II shares

AIM V.I. Global Real Estate Fund           Series I shares
                                           Series II shares

AIM V.I. Government Securities Fund        Series I shares
                                           Series II shares

AIM V.I. High Yield Fund                   Series I shares
                                           Series II shares

AIM V.I. International Growth Fund         Series I shares
                                           Series II shares

AIM V.I. Large Cap Growth Fund             Series I shares
                                           Series II shares

AIM V.I. Leisure Fund                      Series I shares
                                           Series II shares

AIM V.I. Mid Cap Core Equity Fund          Series I shares
                                           Series II shares

AIM V.I. Money Market Fund                 Series I shares
                                           Series II shares

AIM V.I. PowerShares ETF Allocation Fund   Series I shares
                                           Series II shares

AIM V.I. Small Cap Equity Fund             Series I shares
                                           Series II shares

AIM V.I. Technology Fund                   Series I shares
                                           Series II shares

AIM V.I. Utilities Fund                    Series I shares
                                           Series II shares"

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 31, 2008.


                                           By: /s/ John M. Zerr
                                               ---------------------------------
                                           Name: John M. Zerr
                                           Title: Senior Vice President